Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Monthly Operating Report

For the Period December 1, 2011 through December 31, 2011

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case. (Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

Required Documents	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	X
Bank Reconciliation (or copies of Debtor’s bank reconciliations)		X
Copies of bank statements		X
Cash disbursements journals	X
Statement of Operations		X
Balance Sheet		X
Status of Post-Petition Taxes	X
Copies of IRS Form 6123 or payment receipt	N/A
Copies of tax returns filed during reporting period	N/A
Summary of Unpaid Postpetition Debts	X
Listing of Aged Accounts Payable		X
Accounts Receivable reconciliation and Aging		X
Taxes Reconciliation and Aging		X
Payments to Insiders and Professionals		X
Post Petition Status of Secured Notes, Leases Payable	N/A
Debtor Questionnaire	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. This monthly operating report generally fulfills the requirements as set forth by the Office of the U.S. Trustee. The financial statements included herein do not necessarily conform with Generally Accepted Accounting Principles, and should be read in conjunction with the global notes and assumptions listed on page 2.

/s/ Henri Steenkamp	1/17/12
Henri Steenkamp	Date

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND

DISCLAIMER REGARDING THE MONTHLY OPERATING REPORT OF

MF GLOBAL HOLDINGS LTD. AND ITS AFFILIATED DEBTORS

The Monthly Operating Report filed by MF Global Holdings, Ltd. (“Holdings Ltd”) and its affiliated debtor, MF Global Finance USA, Inc., in these jointly administered chapter 11 cases (collectively, the “Debtors”) is limited in scope, covers a limited time period and has been prepared by the Debtors with the assistance of its advisors solely for the purpose of complying with the reporting requirements of the Bankruptcy Court and title 11 of the United States Code (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report, is preliminary and unaudited, and as such may be subject to revision. The information in the Monthly Operating Report should not be viewed as indicative of future results.

At the time of its bankruptcy filing, Holdings Ltd and its subsidiaries and affiliates (“the Company”) was one of the world’s leading brokers in markets for commodities and listed derivatives. The Company provided its customers access to more than 70 exchanges globally, and was a leader by volume on many of the world’s largest derivative exchanges. The Company was also an active broker-dealer in markets for commodities, fixed income securities, equities and foreign exchange. The Company was one of 22 primary dealers authorized to trade U.S. government securities with the Federal Reserve Bank of New York (the “Federal Reserve”). In addition to executing client transactions, the Company provided research and market commentary to help clients make trading decisions, as well as provided clearing and settlement services. The Company was also active in providing client financing and securities lending services.

The Company, headquartered in the United States had operations globally, including the United Kingdom, Australia, Singapore, India, Canada, Hong Kong, and Japan. The Company’s priority was serving the needs of its diversified global client base, which included a wide range of institutional asset managers and hedge funds, professional traders, corporations, sovereign entities and financial institutions. The Company also offered a range of services for individual traders and introducing brokers. As of the petition date the Company had approximately 2,870 employees worldwide, 13 of which were employed by the Debtors in the United States. The Company derived revenues from three main sources: (a) commissions generated from execution and clearing services; (b) principal transactions revenue, generated both from client facilitation and proprietary activities; and, (c) net interest income from cash balances in client accounts maintained to meet margin requirements, as well as interest related to the Company’s collateralized financing arrangements and principal transactions activities.

As a result of the bankruptcy filing, certain MF Global subsidiaries and affiliates became subject to various proceedings, in which administrators or trustees were appointed by the requisite authorities to oversee, manage and administer the affairs of these entities going forward. Holdings Ltd is a holding company, and it relies on the resources of its various subsidiaries and affiliates to complete their month end closing procedures, finalize their respective books and records and provide Holdings Ltd with the necessary information to finalize its own books and records. In addition, these subsidiaries provide Holdings Ltd with various services and resources that it relies upon to close its own books and records. Since the bankruptcy filing, these subsidiaries and affiliated entities have not provided Holdings Ltd with the required financial and accounting information or the access to certain systems that are necessary to enable the Debtors to close their books and records. The Debtors have been in constant contact with the various representatives of the administrators and trustees to establish an information sharing protocol which could provide Holdings Ltd with the requisite information and resources to close its books. Since this protocol has not been fully agreed to or established at the time of this filing, and Holdings Ltd has not received the required information from its subsidiaries and affiliates, the Debtors have been unable to complete the month-end close process for October 31, 2011 and as a result the financial statements and other financial information as of the petition date or December 31, 2011 are not yet available. The Debtors intend to complete the month-end accounting close procedures and prepare financial statements, but require significant cooperation from the local trustees and administrators

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

who are now in charge of the various MF Global subsidiaries and affiliated companies to do so. Further, the Debtors intend to amend this Monthly Operating Report with the relevant financial information when the financial statements are prepared, but at this time the Debtors are unable to estimate when that will occur.

In preparing this Monthly Operating Report, the Debtors relied upon bank statements, flows of funds and other relevant and available financial information for the period of 12/1/11 through 12/31/11. While the Debtors have exercised their best efforts to ensure that the Monthly Operating Report is accurate, based on limited information that was available at the time of preparation, inadvertent errors or omissions may exist. The Debtors reserve the right to amend the Monthly Operating Report from time to time as may be necessary or appropriate.

On December 19, 2011, MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC, (collectively “the New Debtors”), each filed a voluntary petition for relief under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. The chapter 11 cases have been assigned to the Honorable Judge Martin Glenn and are being jointly administered under the caption “In re MF Global Holdings, Ltd., et al.” Case No. 11-15059 (MG). Financial information related to MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC for the period 12/19/11 through 12/31/11 has not be included herein. The January 2012 monthly operating report will be modified to incorporate all necessary information related to these additional debtors.

From the petition date through December 31, 2011, the New Debtors did not make any cash disbursements.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Schedule of Receipts and Disbursements

For the Period December 1, 2011 through December 31, 2011

	MF Global Finance USA	MF Global Holdings Ltd.	Consolidated
Cash Inflows:
MF Global Security Litigation - Settlement Proceeds	$—	$2,500,000.00	$2,500,000.00
Transfer in from MF Global Holdings USA [1]		53,303.82	53,303.82
Transfer in from MF Global Holdings Ltd. [2]	2,379,869.91	—	2,379,869.91
Other Cash	—	2,375.00	2,375.00

Total Inflows	$2,379,869.91	$2,555,678.82	$4,935,548.73
Cash Outflows:
Repayment of Cash Collateral	$(4,000,000.00)	$—	$(4,000,000.00)

Total Cash Collateral Outflow	$(4,000,000.00)	$—	$(4,000,000.00)
Moving and Storage costs [1]	—	(53,303.82)	(53,303.82)
Transfer to MF Global Holdings USA Inc. [3]	$—	$(8,547.01)	$(8,547.01)
Transfer to MF Global Finance USA Inc. [2]	$—	$(2,379,869.91)	$(2,379,869.91)

Total Other Cash Outflows	$—	$(2,441,720.74)	$(2,441,720.74)

Total Cash Outflows	$(4,000,000.00)	$(2,441,720.74)	$(6,441,720.74)

Net Cash Flows:	$(1,620,130.09)	$113,958.08	$(1,506,172.01)

[1]

Checks for moving and storage costs were issued from a bank account in the name of MF Global Holdings Ltd. These were expenses related to the operations of MF Global Holdings USA, and were reimbursed by MF Global Holdings USA.

[2]	Amount was transferred from MF Global Holdings Ltd. to MF Global Finance USA to replenish funds used under the relief granted by the cash collateral order.
[3]	Transfer of funds to MF Global Holdings USA, Inc. to pay for MF Global Holdings Ltd. obligations.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Debtors’ Statements with respect to Bank Account Reconciliations and

Copies of Bank Statements

Bank Account Reconciliations

The Debtors affirm that reconciliations for all open and active bank accounts are prepared and maintained by the Debtors. Bank account reconciliations are not attached to this monthly operating report, but if the U.S. Trustee requests copies, the Debtors will provide all reconciliations as soon as practical.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are maintained by the Debtors. In addition, the Debtors affirm that no bank accounts were closed during the current reporting period.

Copies of bank statements are not attached to this monthly operating report, but if the U.S. Trustee requests, the Debtors will provide copies as soon as practical.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Cash Disbursement Journal

For the Period December 1, 2011 through December 31, 2011

Debtor		Date	Cash Collateral Repayment	Intercompany Transfer	Moving and Storage costs [1]	Total Disbursements [2]

1	MF Global Finance USA	12/15/2011	$4,000,000.00	$—		$4,000,000.00
2	MF Global Holdings Ltd.	12/1/2011	—	999.61		999.61
3	MF Global Holdings Ltd.	12/6/2011			3,278.64	3,278.64
4	MF Global Holdings Ltd.	12/7/2011			7,804.16	7,804.16
5	MF Global Holdings Ltd.	12/9/2011			2,506.25	2,506.25
6	MF Global Holdings Ltd.	12/12/2011			2,700.11	2,700.11
7	MF Global Holdings Ltd.	12/13/2011		—	12,000.00	12,000.00
8	MF Global Holdings Ltd.	12/13/2011		2,379,869.91		2,379,869.91
9	MF Global Holdings Ltd.	12/15/2011			22,918.20	22,918.20
10	MF Global Holdings Ltd.	12/16/2011			1,275.00	1,275.00
11	MF Global Holdings Ltd.	12/29/2011		988.40		988.40
12	MF Global Holdings Ltd.	12/30/2012		6,559.00		6,559.00
13	MF Global Holdings Ltd.	12/30/2012			821.46	821.46
						—

	Total		$4,000,000.00	$2,388,416.92	$53,303.82	$6,441,720.74

[1]	Obligations of MF Global Holdings USA that were incurred on their behalf, and subsequently reimbursed to MF Global Holdings Ltd.
[2]	The Total Disbursements column is presented on a gross basis. It includes transfers by and between debtor entities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Status of Post-Petition Taxes

For the Period December 1, 2011 through December 31, 2011

	MF Global Finance	MF Global Holdings
	USA	Ltd.	Consolidated
Employee Taxes [1]	$—	$42,285.55	$42,285.55
Employer Taxes [1]	—	2,072.49	2,072.49

Total Taxes Paid	$—	$44,358.04	$44,358.04

[1]

These taxes relate to payroll payments and are not outstanding as of December 31, 2011. These taxes are remitted by the Debtors to a third party payroll service provider, who in turn makes the actual tax payments to the respective taxing authorities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

MF Global Holdings Ltd.

Summary of Cash Collateral Borrowings and Unpaid Post-Petition Debts

For the Period December 1, 2011 through December 31, 2011

	MF Global Finance USA	MF Global Holdings Ltd.	Consolidated
Available Cash Collateral
Available Cash Collateral Funds Provided by JP Morgan Chase Bank, N.A. as of November 30, 2011	$5,620,130.09	$—	$5,620,130.09
Replenishment of prior use cash collateral	2,379,869.91	—	2,379,869.91
Additional cash collateral provided under Cash Collateral Order	17,329,479.73	—	17,329,479.73
Repayment of cash collateral under Cash Collateral Order	(4,000,000.00)	—	(4,000,000.00)

Available Cash Collateral Funds Provided by JP Morgan Chase Bank, N.A.	$21,329,479.73	$—	$21,329,479.73

Total Cash Collateral Funds Used	$—	$—	$—

Trade payables received post-petition	$—	$65,352.59	$65,352.59

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Debtors’ Statements with respect to Payments to Insiders and Professionals

The Debtors have not made any payments to insiders except for wages in the ordinary course of business. No professionals have been retained or approved by the Bankruptcy Court and as such no payments have been reported herein.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re:	Chapter 11
MF Global Holdings Ltd., et al.,	Case Number: 11-15059 (MG)
Debtors	Jointly Administered

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this	X
reporting period?1, [2]
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or		X
cancelled, or has the debtor received notice of expiration or cancellation of such policies? [5]
5	Is the Debtor delinquent in paying any insurance premium payment?[3]	X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?[4]	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[1]

Payroll payments on behalf of the Debtors and Non-Debtor Entities have been funded by MF Global Finance USA Inc. and paid through MF Global Holdings USA, Inc.’s payroll account in accordance with the terms and conditions of the interim cash collateral order.

[2]	Certain benefits for MF Global Holdings Ltd. employees, which are obligations of MF Global Holdings USA, Inc., have been paid by MF Global Holdings USA, Inc.
[3]

As of the date of this Monthly Operating Report, the Debtors have not paid insurance premiums relating to certain professional liability and public liability insurance policies. These insurance Policies, to the best of the Debtor’s knowledge, remain in full force and effect. The Debtors are currently working with MF Global regulated entities controlled by third party trustees and administrators to establish a reimbursement protocol that will allow the Debtors to pay these obligations accordance with the relief granted under the Cash Collateral Order dated December 14, 2011.

[4]

In accordance with the Interim Cash Collateral Order, the Debtors were authorized to pay necessary expenses of Non-Debtor Entities in order to preserve the assets and value of the Estate. These Non-Debtor Entities did not have the funds to pay these obligations. Payment of these obligations was limited to payroll and payroll related tax obligations and are reimbursements due to the Debtors.

[5]	At December 31, 2011, the Debtors, in its discretion, terminated a prior self-funded healthcare plan and replaced it with a premium based plan.